Exhibit 10.2

REVOLVING NOTE

FOR VALUE RECEIVED, the undersigned (the “Borrower”) hereby promises to pay to ______________________ or registered assigns (the “Lender”) in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each Revolving Loan from time to time made by the Lender to the Borrower under that certain Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 15, 2016 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; capitalized terms used but not defined herein shall have the meanings given to them in the Agreement), among Agree Realty Corporation, a Maryland corporation (the “Parent”), the Borrower, the Lenders from time to time party thereto, PNC Bank, National Association, as Administrative Agent (the “Administrative Agent”), Swing Line Lender and an L/C Issuer, and Citibank, N.A. and Wells Fargo Bank, National Association, each as an L/C Issuer.

The Borrower promises to pay interest on the unpaid principal amount of each Revolving Loan from the date of such Revolving Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This Revolving Note (this “Note”) is one of the Revolving Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Note is also entitled to the benefits of the Guaranty. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Revolving Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Revolving Loans and payments with respect thereto.

The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK OTHER THAN THE CHOICE OF LAWS PROVISIONS THEREOF (OTHER THAN SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

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THIS NOTE IS INTENDED TO BE AN AMENDMENT AND RESTATEMENT OF, AND IS GIVEN IN REPLACEMENT OF, THAT CERTAIN REVOLVING NOTE DATED DECEMBER 15, 2016 ISSUED BY THE BORROWER IN FAVOR OF THE LENDER (THE “PRIOR NOTE”) AND IS NOT INTENDED TO BE, AND SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING UNDER OR IN CONNECTION WITH THE PRIOR NOTE.

[Signature Page Follows]

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AGREE LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Agree Realty Corporation, a
Maryland corporation, its general partner

By:
Name:
Title:

[Signature Page to Revolving Note]